UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2025

GUERRILLA RF, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-56238	85-3837067
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2000 Pisgah Church Road Greensboro, NC	27455
(Address of principal executive offices)	(Zip Code)

(336) 510-7840
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:  None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 7, 2025, Guerrilla RF, Inc. (the “Company”) issued a press release, announcing the retirement of its Chief Financial Officer, John Berg, and the appointment of his successor, Mike John-Williams, effective January 8, 2025 (the “Press Release”).

Prior to joining the Company, Mr. John-Williams served (August 2023 – January 2025) as Head of Finance and Strategy at Valmis Robotics, Inc., a startup company based in Bethesda, Maryland, where he led investment decisions, forecasting, and strategic planning to support growth opportunities. Previously (February 2021- July 2023), he was Vice President and Chief Financial Officer of Pandora Jewelry’s North American Business Unit, overseeing strategy, financial reporting, pricing, and M&A activities for the $1.4 billion revenue division. Prior to that (January 2019 – February 2021) he served as CFO/Global Director of KitchenAid Small Appliances Business Unit (a Whirlpool Company) and Interim Head of S&OP, and (January 2018 – January 2019) as Head of Treasury Analytics, Global Treasury Analytics (Liquidity Management) at Whirlpool Corporation.

Mr. John-Williams holds an MBA from the University of Michigan’s Ross School of Business and a Bachelor’s degree in Finance and Economics from Western Michigan University’s Haworth College of Business.

Mr. John-Williams, aged 43, will receive an initial base salary of $315,000 and will be eligible to receive a performance-based bonus of up to 48% of his base salary. The Company has also agreed to award Mr. John-Williams restricted stock units having a grant-date fair value of $75,000, which restricted stock units will vest over a period of four years, as well as a $15,000 signing bonus and $55,000 for relocation assistance.

Mr. John-Williams does not have a direct or material interest in any transaction with the Company required to be disclosed pursuant to Item 404(a) of Regulation S-K. There is also no arrangement or understanding between Mr. John-Williams and any other person pursuant to which he was selected for his newly-appointed position, nor is he related to any member of the Board of Directors or executive officers of the Company.

ITEM 7.01. REGULATION FD DISCLOSURE.

The Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  Consequently, it is not deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.  Such materials may only be incorporated by reference into another filing under the Exchange Act or the Securities Act if such subsequent filing specifically references this Form 8-K.

Forward-Looking Statements

This Current Report on Form 8-K  may contain forward-looking statements within the meaning of Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, which statements are inherently subject to risks and uncertainties. Forward-looking statements include projections, predictions, expectations, or beliefs about future events or results or otherwise are not statements of historical fact. Such statements are often characterized by the use of qualifying words (and their derivatives) such as “expect,” “believe,” “estimate,” “plan,” “project,” “anticipate,” or other statements concerning opinions or judgments of the Company and its management about future events. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties, and assumptions that are difficult or impossible to predict and, in some cases, beyond the Company’s control. Actual results may differ materially from those in the forward-looking statements as a result of several factors, including those described in the Company’s filings with the SEC available at www.sec.gov. Forward-looking statements speak only as of the date they are made. The Company undertakes no obligation to revise or update information in this release to reflect events or circumstances in the future, even if new information becomes available.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated January 7, 2025, furnished herewith.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUERRILLA RF, INC.

Date: January 7, 2025	By:	/s/ Ryan Pratt
Ryan Pratt
Chief Executive Officer